Exhibit 99.1

Galileo Acquisition Corp. Announces Effectiveness of
Registration Statement and Special Meeting Date for
Proposed Business Combination with Shapeways

Special Meeting Scheduled for September 28, 2021

New York, NY – September 7, 2021 – Galileo Acquisition Corp. (NYSE: GLEO, GLEO WT and GLEO UN) (“Galileo”), a special purpose acquisition company, today announced that on September 7, 2021, the Securities and Exchange Commission (“SEC”) declared effective Galileo’s registration statement on Form S-4 (as amended, the “Registration Statement”) , which includes a definitive proxy statement in connection with an extraordinary general meeting of Galileo’s shareholders (the “Special Meeting”). At the Special Meeting, Galileo’s shareholders will consider the previously announced proposed business combination with Shapeways, Inc. (“Shapeways”), a leader in the large and fast-growing digital manufacturing industry. Following the closing of the business combination, the combined company’s stock and warrants are expected to list on the NYSE under the ticker symbols “SHPW” and “SHPW WS,” respectively.

As previously announced, the business combination is expected to deliver up to $195 million (assuming no redemptions by Galileo stockholders) of gross proceeds to Shapeways, including a $75 million fully committed common stock PIPE anchored by top-tier institutional and strategic investors. Proceeds will primarily be used to accelerate Shapeways’ metal additive manufacturing capabilities, expand its material and technology offerings to extend market reach and grow customer share of wallet, as well as to provide additional working capital.

Galileo will hold the Special Meeting at 10:00 A.M. Eastern Time on September 28, 2021 to, among other things, allow its shareholders to vote to approve the proposed business combination with Shapeways. Galileo shareholders of record on August 2, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. The Special Meeting will be held as a virtual meeting via live audio webcast at https://www.cstproxy.com/galileoacquisitioncorp/sm2021. For purposes of Galileo’s Amended and Restated Memorandum and Articles of Association (the “Current Charter”), the physical location of the meeting will be 1345 Avenue of the Americas, 11th Floor, New York, NY 10105.

Registration for the Special Meeting will begin on September 21, 2021 at 9:00 A.M. Eastern Time. GLEO shareholders will need a control number assigned by Continental Stock Transfer & Trust Company to enter the Special Meeting. To register and receive access to the virtual meeting, registered shareholders and beneficial holders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement included in the Registration Statement.

The definitive proxy statement and other relevant documents are being mailed to Galileo’s shareholders of record as of the close of business on the Record Date on or about September 10, 2021. Shareholders are encouraged to read the proxy statement and accompanying documents in their entirety.

Galileo has engaged Morrow Sodali LLC ("Morrow Sodali") as its proxy solicitor in connection with the Special Meeting. Shareholders who need additional copies of proxy materials, to obtain proxy cards or have questions regarding the proposals to be presented at the Special Meeting may contact Morrow Sodali, toll-free at (800) 662-5200 (individuals) or  (203) 658-9400 (banks and brokers) or send an email to GLEO.info@investor.morrowsodali.com. To obtain timely delivery of documents, shareholders must request them no later than September 21, 2021.

About Shapeways

Shapeways is a leader in the large and fast-growing digital manufacturing industry combining high quality, flexible on-demand manufacturing powered by purpose-built proprietary software which enables customers to rapidly transform digital designs into physical products, globally. Shapeways makes industrial-grade additive manufacturing accessible by fully digitizing the end-to-end manufacturing process, and by providing a broad range of solutions utilizing 11 additive manufacturing technologies and more than 90 materials and finishes, with the ability to easily scale new innovation. Shapeways has delivered over 21 million parts to 1 million customers in over 160 countries.

About Galileo

Galileo Acquisition Corp. raised $138 million in October 2019 and its securities are listed on the New York Stock Exchange under the ticker symbols “GLEO.U,” “GLEO” and “GLEO.WS.” Galileo is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, or other similar business combination with one or more businesses or entities. Galileo is led by a serial SPAC sponsor team that has successfully completed four business combinations prior to the business combination with Shapeways. Its team is composed by seasoned dealmakers with diverse nationalities, M&A, principal investing and public company operating experience in both the North American and Western European markets.

Special Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding Galileo’s ability to consummate the transaction, the combined company’s strategy, future operations, and prospects are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Shapeways and Galileo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Shapeways and Galileo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the approval of the stockholders of Galileo or Shapeways is not obtained; failure to realize the anticipated benefits of the proposed transaction; the risk that Shapeways has a history of losses and may not achieve or maintain profitability in the future; the risk that Shapeways faces significant competition and expects to face increasing competition in many aspects of its business, which could cause our operating results to suffer; the risk that the digital manufacturing industry is a relatively new and emerging market and it is uncertain whether it will gain widespread acceptance; the risk that if Shapeways’ new and existing solutions and software do not achieve sufficient market acceptance; the amount of redemption requests made by Galileo’s stockholders; , and those factors discussed in Galileo’s Registration Statement, under the heading “Risk Factors,” and other documents Galileo has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Galileo nor Shapeways presently know, or that Galileo nor Shapeways currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Galileo’s and Shapeways’ expectations, plans, or forecasts of future events and views as of the date of this press release. Galileo and Shapeways anticipate that subsequent events and developments will cause Galileo’s and Shapeways’ assessments to change. However, while Galileo and Shapeways may elect to update these forward-looking statements at some point in the future, Galileo and Shapeways specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Galileo’s and Shapeways’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

This press release relates to a proposed business combination between Galileo and Shapeways. More information about the business combination can be found in the Registration Statement, which includes a joint proxy statement/consent solicitation/prospectus and in Galileo’s Current Report on Form 8-K filed with the SEC on April 30, 2021. Although the parties currently intend to consummate the proposed business combination shortly after obtaining the requisite vote at the Special Meeting, pursuant to the terms of the Merger Agreement and Galileo’s Current Charter, the “outside date” to consummate the proposed business combination is October 22, 2021. Additional information about Galileo and about the proposed business combination with Shapeways can also be found in Galileo’s other filings with the SEC, copies of which are available free of charge at SEC.gov.

INVESTORS AND SECURITY HOLDERS OF GALILEO ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4/A, WHICH WAS ORIGINALLY FILED WITH THE SEC ON JUNE 9, 2021 AND DECLARED EFFECTIVE BY THE SEC ON SEPTEMBER 7, 2021, AND INCLUDES THE DEFINITIVE JOINT PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH GALILEO'S SOLICITATION OF PROXIES FOR ITS EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION BECAUSE THE JOINT PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. THE DEFINITIVE JOINT PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS OF GALILEO AS OF AUGUST 2, 2021 (THE RECORD DATE) FOR VOTING ON THE PROPOSED TRANSACTION.

Shareholders will also be able to obtain copies of the Registration Statement, including the joint proxy statement/consent solicitation/prospectus and any other documents filed by Galileo with the SEC, free of charge at the SEC's website (www.sec.gov).

Participants in the Solicitation

Galileo and Shapeways and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Galileo ordinary shares in respect of the proposed business combination. Galileo shareholders and other interested persons may obtain more detailed information regarding the names and interests in the proposed transaction of Galileo's and Shapeways’ directors and officers in Galileo’s filings with the SEC, including the Registration Statement which includes the joint proxy statement/ consent solicitation / prospectus of Galileo for the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information

Investor Relations
investors@shapeways.com

Media Relations
press@shapeways.com